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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): JUNE 29, 1998

                                 U S WEST, INC.

                            (FORMERLY "USW-C, INC.")
             (Exact name of registrant as specified in its charter)

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
      A DELAWARE CORPORATION           COMMISSION FILE NUMBER     IRS EMPLOYER IDENTIFICATION NO.
     (STATE OF INCORPORATION)                  1-14087                       84-0953188
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                 1801 CALIFORNIA STREET, DENVER, COLORADO 80202
          (Address of principal executive offices, including Zip Code)

                        TELEPHONE NUMBER (303) 672-2700
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

    On June 29, 1998, U S WEST Capital Funding, Inc. and U S WEST, Inc. closed a $3.1 billion Note and Debenture offering. Additional exhibits related to that offering are filed with this Current Report on Form 8-K.

ITEM 7. EXHIBITS

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
  EXHIBIT    DESCRIPTION
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
        1A   Underwriting Agreement, dated as of June 24, 1998, by and among U S WEST Capital Funding, Inc., U S
               WEST, Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Goldman, Sachs & Co., J.P.
               Morgan Securities, Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated.

       4-A   Form of 6.125% Notes due July 15, 2002 of U S WEST Capital Funding, Inc., unconditionally guaranteed as to payment of principal and interest by U S WEST, Inc., in the aggregate principal amount of $500,000,000.

       4-B   Form of 6.25% Notes due July 15, 2005 of U S WEST Capital Funding, Inc., unconditionally guaranteed as to payment of principal and interest by U S WEST, Inc., in the aggregate principal amount of
               $500,000,000.

       4-C   Form of 6.375% Notes due July 15, 2008 of U S WEST Capital Funding, Inc., unconditionally guaranteed as to payment of principal and interest by U S WEST, Inc., in the aggregate principal amount of $600,000,000.

       4-D   Form of 6.875% Debentures due July 15, 2028 of U S WEST Capital Funding, Inc., unconditionally guaranteed as to payment of principal and interest by U S WEST, Inc., in the aggregate principal amount of $1,500,000,000.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U S WEST, INC.
                                (FORMERLY "USW-C, INC.")

                                By:           /s/ THOMAS O. MCGIMPSEY
                                     -----------------------------------------
                                                Thomas O. McGimpsey
                                                ASSISTANT SECRETARY

Dated: June 29, 1998